Exhibit 10.1
EXECUTION VERSION

THIRD AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of  May 1, 2015 is by and among Pepco Holdings, Inc. (“PHI”), Potomac Electric Power Company (“PEPCO”), Delmarva Power & Light Company (“DPL”), Atlantic City Electric Company (“ACE”; and together with PHI, PEPCO and DPL, each a “Borrower” and collectively the “Borrowers”), the Lenders (as defined below) party hereto, Bank of America, N.A., as syndication agent (the “Syndication Agent”) and as an issuer of letters of credit and Wells Fargo Bank, National Association, as agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Agent”), as the swingline lender and as an issuer of letters of credit.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrowers, the various financial institutions from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of August 1, 2011 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of August 2, 2012 and that certain Amendment and Consent to Second Amended and Restated Credit Agreement dated as of May 20, 2014, as extended by that certain Extension Notice dated as of June 6, 2013 and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENT

Following the Effective Time (as defined in the Exelon Merger Agreement (as defined below)), the Credit Agreement shall be amended in the following respects:

1.1           New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Exelon” shall mean Exelon Corporation, a Pennsylvania Corporation.

“Exelon Merger” shall mean the acquisition by Exelon of the outstanding shares of Voting Stock of PHI pursuant to the terms of the Exelon Merger Agreement.

“Exelon Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated April 29, 2014, as amended and restated on July 18, 2014 (as amended, modified or supplemented from time to time), by and among PHI, Exelon and an indirect wholly-owned subsidiary of Exelon.

1.2           Amendment to Definition of Eurodollar Base Rate.  The definition of “Eurodollar Base Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:

; provided, that, if such rate is less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

1.3           Amendment to Section 2.22.  Sections 2.22.1, 2.22.2 and 2.22.3 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

2.22.1  Funding of Cash Collateral; Cash Collateral Account.

(i)           If there shall exist a Defaulting Lender and if such Defaulting Lender’s participations have been reallocated in accordance with Section 2.23.1(ii), within two (2) Business Days following the receipt of a written request of the Agent, an Issuer (with a copy to the Agent) or the Swingline Lender (with a copy to the Agent), each Borrower shall Cash Collateralize all Fronting Exposure of the Issuers or Swingline Lender, as applicable, with respect to such Defaulting Lender (determined after giving effect to Section 2.23.2 and any Cash Collateral provided by the Defaulting Lender pursuant to Section 2.23.1(iv)) to the extent such Fronting Exposure relates to Reimbursement Obligations or Swingline Loans owed by such Borrower.

(ii)           If any part of the Borrowers’ Cash Collateral is provided in cash, such cash shall be deposited in an interest-bearing account established by the Agent in the name of, and under the sole dominion and control of, the Agent (the “Cash Collateral Account”).  All amounts held in the Cash Collateral Account shall be held as cash and shall bear interest at a rate equal to the rate generally offered by the Agent for deposits equal to the amount held in the account.

2.22.2  Grant of Security Interest.  Each Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Agent, for the benefit of the Agent, the Issuers and the Non-Defaulting Lenders (including the Swingline Lender), a security interest in all such Cash Collateral as security for the Defaulting Lenders’ obligations to which the Cash Collateral may be applied pursuant to Section 2.22.3 below.  If at any time the Agent, an Issuer or the Swingline Lender determines that Cash Collateral is subject to any right or claim of any Person other than the Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure, each Borrower will, promptly upon demand by the Agent, pay or provide to the Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender pursuant to Section 2.23.1(v)) to the extent such deficiency relates to Reimbursement Obligations or Swingline Loans owed by such Borrower.

2.22.3  Application.  Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 2.22 or Section 2.23 shall be held and applied to the complete satisfaction of the specific LC Obligations, Swingline Loans or obligations to fund participations therein for which the Cash Collateral was so provided by such Borrower, prior to any other application of such property to Obligations of such Borrower as may be provided for herein.  The amount of any outstanding Swingline Loans or Reimbursement

Obligations owed by a Borrower to the Swingline Lender or any Issuer, as applicable, shall be credited by the amount of Cash Collateral provided by such Borrower with respect to the Swingline Loans or Reimbursement Obligations owed by such Borrower.

1.4           Amendment to Section 5.18.  Section 5.18 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

5.18  No Default.   No Default or Unmatured Default exists with respect to such Borrower.

1.5           Amendment to Article VI.   The introductory clause appearing at the beginning of Article VI of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

During the term of this Agreement, unless the Required Lenders otherwise consent in writing, each Borrower, solely for itself and not for any other Borrower, agrees as follows:

1.6           Amendment to Article VI.  Article VI of the Credit Agreement is hereby amended such that the following Section 6.14 is hereby added to the end of Article VI to read as follows:

6.14           Exelon Merger Certificate.  The Borrowers shall deliver to the Agent (a) written notice of the consummation of the Exelon Merger no later than one (1) Business Day after the consummation thereof and (b) the Certificate of Merger (as defined in the Exelon Merger Agreement) within one (1) Business Day after the Effective Time (as defined in the Exelon Merger Agreement).

1.7           Amendment to Article VII.  The introductory clause appearing at the beginning of Article VII of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The occurrence of any one or more of the following events shall constitute a Default with respect to the Borrower(s) affected thereby (it being understood that any Default with respect to a Subsidiary Borrower shall also be a Default with respect to PHI):

1.8           Amendment to Section 7.10.  Section 7.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.10  ERISA. (i) Any Person shall engage in any non-exempt “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any unpaid and past due “minimum required contribution” (as defined in Section 303 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of such Borrower or any other member of the Controlled Group, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any other member of the Plan shall terminate for purposes of Title IV of ERISA, (v) such Borrower or any other member of the Controlled Group shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case referred to in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect with respect to such Borrower.

1.9           Amendment to Section 7.11.  Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.11  Unenforceability of Loan Documents.  Any Loan Document shall cease to be in full force and effect (other than, in the case of a Note, as contemplated hereby) with respect to such Borrower, any action shall be taken by or on behalf of such Borrower to discontinue or to assert the invalidity or unenforceability of any of its obligations under any Loan Document, or such Borrower or any Person acting on behalf of such Borrower shall deny that such Borrower has any further liability under any Loan Document or shall give notice to such effect.

1.10           Amendment to Section 7.12.  Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.12           Change in Control.  Any Change in Control shall occur; or PHI shall fail to own, directly or indirectly, 100% of the Voting Stock of such Subsidiary Borrower.

1.11           Amendment to Section 9.6(i).  Section 9.6(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i)             PHI shall reimburse the Agent and each Arranger for all reasonable costs, internal charges and out of pocket expenses including reasonable expenses of and fees for attorneys for the Agent and each Arranger who are employees of the Agent or an Arranger and of a single outside counsel for all of the Agent and the Arrangers paid or incurred by the Agent or such Arranger in connection with the preparation, negotiation, execution, delivery, syndication, review, amendment, modification and administration of the Loan Documents.  Each Borrower agrees to reimburse the Agent, each Issuer, the Arrangers and the Lenders for (A) all reasonable costs, internal charges and out of pocket expenses (including reasonable attorneys’ fees and time charges of attorneys for the Agent, each Issuer, the Arrangers and the Lenders, which attorneys may be employees of the Agent, each Issuer, the Arrangers or a Lender) paid or incurred by the Agent, each Issuer, the Arrangers or any Lender in connection with the collection and enforcement of the Obligations of such Borrower under the Loan Documents (including in any “work-out” or restructuring of the Obligations of such Borrower resulting from the occurrence of a Default with respect to such Borrower) and (B) any civil penalty or fine assessed by OFAC against, and all reasonable costs and expenses (including reasonable counsel fees and disbursements) incurred in connection with defense thereof, by the Agent, each Issuer, or any Lender as a result of conduct by such Borrower that violates a sanction enforced by OFAC.

1.12           Amendment to Section 10.13.  Section 10.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

10.13  Agent’s Fee.  Each Borrower agrees to pay to each of the Agent and each Arranger, for the Agent’s or such Arranger’s own account, the fees agreed to by the Borrowers and the Agent or such Arranger, as applicable, in proportion to the Borrowers’ respective Initial Sublimits.

1.13           Amendment to Credit Agreement.  A new Article XVI, Section 16.1 is hereby added to the Credit Agreement to read as follows:

16.1  Separate Obligations Of Subsidiary Borrowers.  Notwithstanding any contrary provision of this Agreement: (a) the respective Obligations of each Subsidiary Borrower hereunder are separate and severable from the Obligations of each other Borrower, and no Subsidiary Borrower shall be responsible for the payment or performance of the Obligations of any other Borrower, the accuracy of the representations and warranties of any other Borrower, the performance or failure in performance of the covenants or other agreements of any other Borrower, or  the delivery of collateral security or the provision of other assurance for payment or performance of the Obligations of any other Borrower; (b) no collateral or other property of a Subsidiary Borrower shall be applied by the Lenders to the payment or performance of any Obligation of any other Borrower; and (c) no Subsidiary Borrower shall be deemed to be in Default solely by reason of a Default with respect to any other Borrower.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1           Closing Conditions.  This Amendment shall be deemed effective upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Agent) (such date, the “Amendment Effective Date”) but the amended provisions contained in Article I shall not become operative until the Effective Time (as defined in the Exelon Merger Agreement):

(a)           Executed Amendment.  The Agent shall have received a copy of this Amendment duly executed by each of the Borrowers, the Agent and the Required Lenders.

(b)           Fees and Expenses.  King & Spalding LLP shall have received from the Borrowers payment of all fees and expenses incurred in connection with this Amendment.

ARTICLE III
MISCELLANEOUS

3.1           Amended Terms.  On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2           Representations and Warranties of Borrowers.  Each of the Borrowers represents and warrants as follows:

(a)           Such Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)           Such Borrower has duly executed and delivered the Amendment and the Amendment constitutes such Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No Approval is required to be obtained by such Borrower or any of its Subsidiaries in connection with the execution, delivery or performance by such Borrower of this Amendment; except for such Approvals which have been issued or obtained by such Borrower or any of its Subsidiaries which are in full force and effect.

(d)           The representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof (except for (i) those which expressly relate to an earlier date and (ii) representations and warranties contained in Sections 5.5, 5.7 and 5.15 of the Credit Agreement).

(e)           After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Unmatured Default.

3.3           Reaffirmation of Obligations.  Each Borrower hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4           Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5           Expenses.  PHI agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and expenses of the Agent’s legal counsel).

3.6           Entirety.  This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7           Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  This Amendment shall be effective when it has been executed by the Borrowers, the Agent and the Lenders and each party has notified the Agent by facsimile transmission or telephone that it has taken such action.

3.8           GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING SECTION 5.1401.7 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

3.9           Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.10           Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The consent to jurisdiction and waiver of jury trial provisions set forth in Sections 15.2 and 15.3 of the Credit Agreement, respectively, are hereby incorporated by reference, mutatis mutandis.

3.11           Rights of Lenders and Administrative Agent.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

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PEPCO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

PEPCO HOLDINGS, INC.

By:	/s/ FRED BOYLE
	Name:	Frederick J. Boyle
	Title:	Senior Vice President and Chief Financial Officer

POTOMAC ELECTRIC POWER COMPANY

By:	/s/ FRED BOYLE
	Name:	Frederick J. Boyle
	Title:	Senior Vice President and Chief Financial Officer

DELMARVA POWER & LIGHT COMPANY

By:	/s/ FRED BOYLE
	Name:	Frederick J. Boyle
	Title:	Senior Vice President and Chief Financial Officer

ATLANTIC CITY ELECTRIC COMPANY

By:	/s/ FRED BOYLE
	Name:	Frederick J. Boyle
	Title:	Chief Financial Officer

PEPCO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, Issuer, Swingline Lender and Lender

By:	/s/ SHEILA SHAFFER
	Name:	Sheila Shaffer
	Title:	Vice President

PEPCO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Syndication Agent, Issuer and Lender

By:	/s/ J.B. MEANOR
	Name:	J.B. Meanor
	Title:	Managing Director

PEPCO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A., as Co-Documentation Agent and Lender

By:	/s/ ANITA J. BRICKELL
	Name:	Anita Brickell
	Title:	Vice President

PEPCO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MIZUHO BANK, LTD as Lender

By:	/s/ LEON MO
	Name:	Leon Mo
	Title:	Authorized Signatory

PEPCO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ THANE RATTEW
	Name:	Thane Rattew
	Title:	Managing Director

PEPCO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC, as Lender

By:	/s/ ALICIA BORYS
	Name:	Alicia Borys
	Title:	Vice President

PEPCO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ MIKHAIL FAYBUSOVICH
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By:	/s/ KARIM RAHIMTOOLA
	Name:	Karim Rahimtoola
	Title:	Authorized Signatory

PEPCO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ JUSTIN MARTIN
	Name:	Justin Martin
	Title:	Authorized Officer

PEPCO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ DMITRIY BARSKIY
	Name:	Dmitriy Barskiy
	Title:	Authorized Signatory

PEPCO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ PAUL J. PACE
	Name:	Paul J. Pace
	Title:	Senior Vice President

PEPCO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK, as Lender

By:	/s/ ANDREW JOHNSON
	Name:	Andrew Johnson
	Title:	Director

PEPCO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON, as Lender

By:	/s/ RICHARD K. FRONAPFEL, JR.
	Name:	Richard K. Fronapfel, Jr.
	Title:	Vice President

PEPCO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ JAMIE MINERI
	Name:	Jamie Mineri
	Title:	Authorized Signatory

PEPCO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MANUFACTURERS AND TRADERS TRUST COMPANY, as Lender

By:	/s/ DANIEL DARNELL
	Name:	Daniel Darnell
	Title:	Assistant Vice President

PEPCO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NORTHERN TRUST COMPANY, as Lender

By:	/s/ PETER J. HALLAN
	Name:	Peter J. Hallan
	Title:	Vice President

PEPCO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ THOMAS E. REDMOND
	Name:	Thomas E. Redmond
	Title:	Senior Vice President